Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
12.	Income Taxes
Loss before income taxes was as follows for the years ended December 31, (in thousands):

	2021	2020	2019
U.S. operations	$(61,541)	$(17,041)	$(20,996)
Non-U.S. operations	(6,746)	(797)	(1,319)

Loss before provision for income taxes	$(68,287)	$(17,838)	$(22,315)

The benefit from (provision for) income taxes consisted of the following for the years ended December 31, (in thousands):

	2021	2020	2019
Current:
U.S.	$—	$(71)	$(74)
State and local	1	1	1

Total current	1	(70)	(73)

Deferred:
U.S.	—	71	71

Total deferred	—	71	71

Total provision for (benefit from) income taxes	$1	$1	$(2)

The reconciliation between the Company’s effective tax rate and the federal statutory rate was as follows:

	2021	2020	2019
Income tax benefit at Cayman statutory rate	0.00%	0.00%	0.00%
U.S. and non-U.S. rate differential	19.49%	20.96%	21.34%
State taxes	3.94%	5.13%	0.90%
R&D credits	3.00%	3.31%	4.20%
Change in valuation allowance	(25.79%)	(22.72%)	(25.25%)
Non-deductible equity issuance costs	—%	(5.49%)	—%
Share-based compensation	(0.66%)	(0.90%)	(1.03%)
Other, net	0.02%	(0.29%)	(0.15	% )

Effective tax rate	0.00%	0.00%	0.01%

A valuation allowance has been established as realization of deferred tax assets has not met the more likely-than-not
threshold requirement. If the Company’s judgment changes and it is determined that the Company will be able to realize these deferred tax assets, the tax benefits relating to any reversal of the valuation allowance on deferred tax assets at December 31, 2021, will be accounted for as a reduction to income tax expense.
During 2021, 2020 and 2019, the change in the valuation allowance from prior year was an increase of $17.6 million, $4.1 million and $0.6 million, respectively.

Significant components of the Company’s deferred tax assets are shown below (in thousands).

	December 31,
	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$48,179	$34,149
R&D credits	14,317	12,524
Lease liabilities	3,662	710
Share-based compensation	3,223	408
Deferred revenues	1,575	2,163
Other	1,047	208

Total deferred tax assets	72,003	50,162
Deferred tax liabilities:
IPR&D	(5,841)	(4,655)
Right-of-use assets	(3,553)	(587)
Intangible assets	(2,445)	(2,359)

Total deferred tax liabilities	(11,839)	(7,601)

Net deferred tax assets	60,164	42,561
Less: valuation allowance	(61,044)	(43,441)

Total net deferred tax liabilities	$(880)	$(880)

At December 31, 2021, the Company had U.S., state and foreign net operating loss carryforwards of approximately $192.5 million, $94.1 million and $4.4 million, respectively. The U.S., state and foreign tax loss carryforwards will begin to expire in 2025, 2028 and 2022, respectively, unless previously utilized. Additionally, at December 31, 2021, the Company also had U.S. and foreign net operating loss carryforwards of approximately $89.0 million and $2.0 million, respectively, which can be carried forward indefinitely. At December 31, 2021, the Company also had R&D tax credit carryforwards of approximately $10.4 million which will begin to expire in 2024 unless previously utilized. At December 31, 2021, the Company had state tax credit carryforwards of approximately $8.0 million, which can be carried
 forward indefinitely.
Pursuant to Internal Revenue Service Code (IRC) Sections 382 and 383, use of the Company’s net operating loss and R&D income tax credit carry forwards may be limited in the event of a future cumulative change in ownership of more than 50.0% within a three-year period. The Company completed an analysis under IRC Sections 382 and 383 through June 2015 and determined the Company’s U.S. net operating losses and R&D credits carryforwards may be limited due to changes in ownership in 2015. The analysis determined that substantially all net operating losses and R&D credit carryforwards could be utilized before expiration. No analysis under IRC Sections 382 and 383 has been completed for tax years 2016-2021. An annual limitation in Section 382 and 383 of the Code could result in the expiration of net operating loss and tax credit carryforwards before utilization; however, there is no tax impact as a result of the full valuation allowance on tax attributes.
Under Internal Revenue Code Section 382, if a corporation undergoes an “ownership change,” the corporation’s ability to under its pre-change
NOL carryforwards and other
pre-change
tax attributes to offset its post-change income may be limited. We have not completed a study to assess whether an “ownership change” has occurred or whether there have been multiple ownership changes since we became a “loss corporation” as defined in Section 382. Future changes in our stock ownership, which may be outside of our control, may trigger an “ownership change.” In addition, future equity offerings or acquisitions that have equity as a component of the purchase price could result in an “ownership change.” If an “ownership change” has occurred or does occur in the future, utilization of the NOL carryforwards or other tax attributes may be limited, which could potentially result in an increased future tax liability to us.

As of December 31, 2021, the Company had liabilities for uncertain tax positions of $2.8 million, which if recognized would not impact the Company’s tax position and effective income tax rate due to a full valuation allowance. The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision. As of December 31, 2021, the Company had not accrued interest or penalties related to uncertain tax positions.
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows (in thousands):

	December 31,
	2021	2020
Beginning balance	$2,282	$1,973
Additions based on tax positions related to the current year	485	309

Ending balance	$2,767	$2,282

The Company is subject to taxation in the U.S., California, China, and Australia. The Company is subject to income tax examination by tax authorities in the U.S. in tax years 2005 to 2021 due to its net operating losses. In China, the Company is subject to income tax examinations by tax authorities for its 2017 to 2021 tax years. In Australia, the Company is subject to income tax examinations by tax authorities for its 2019 to 2021 tax years.